UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2026

Commission File Number	Exact name of Registrant as specified in its charter; State of Incorporation; Address and Telephone Number	IRS Employer Identification No.
1-06544	Sysco Corporation (Delaware Corporation) 1390 Enclave Parkway, Houston, TX 77077-2099 (281) 584-1390	74-1648137
333-297217	Sysco Holdings Corporation (Delaware Corporation) 1390 Enclave Parkway, Houston, TX 77077-2099 (281) 584-1390	42-1897852

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 Par Value	SYY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company
Sysco Corporation	☐

Sysco Holdings Corporation	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Sysco Corporation	☐

Sysco Holdings Corporation	☐

Item 1.01	Entry into a Material Definitive Agreement.

Notes Offering

On September 25, 2026, Sysco Corporation and Sysco Holdings Corporation (each, an “Issuer” and together, the “Issuers”) issued and sold (i) C$750 million aggregate principal amount of the Issuers’ 4.250% Senior Notes due 2030 (the “2030 Notes”) and (ii) C$750 million aggregate principal amount of the Issuers’ 4.800% Senior Notes due 2034 (the “2034 Notes” and, together with the 2030 Notes, the “Notes”). The Notes were offered and sold pursuant to an automatically effective Registration Statement on Form S-3ASR (Registration No. 333-298926) filed on September 14, 2026. The Notes were issued pursuant to the Base Indenture dated as of September 25, 2026 (the “Base Indenture”), by and between the Issuers, the guarantors named therein and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”), as supplemented and amended by the First Supplemental Indenture thereto, dated as of September 25, 2026, by and among the Issuers, the guarantors named therein and the Trustee (the “First Supplemental Indenture”, and together with the Base Indenture, the “Indenture”). The Notes are guaranteed to the extent provided in the Indenture by the guarantors party to the First Supplemental Indenture. The relevant terms of the Notes are set forth in the Base Indenture and the First Supplemental Indenture (including in each case, the forms of the Notes), which are filed as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

The net proceeds to the Issuers from the sale of the Notes were approximately C$1.49 billion, after deducting underwriters’ discounts and estimated offering expenses payable by the Issuers. The Issuers intend to use the net proceeds from the offering of the Notes to pay a portion of the cash consideration for the pending acquisition of JRD Unico, Inc., a Delaware corporation, and Warehouse Realty, LLC, a Delaware limited liability company, and all other fees, costs and expenses related thereto or, if the acquisition is not consummated, to pay for the Special Mandatory Redemption (as defined in the Notes).

The 2030 Notes pay interest at the rate of 4.250% per annum and the 2034 Notes pay interest at the rate of 4.800% per annum. Interest on the Notes shall be payable in cash semi-annually in arrears on April 3 and October 3, commencing April 3, 2027. The 2030 Notes will mature on October 3, 2030, and the 2034 Notes will mature on October 3, 2034.

The Notes are unsecured obligations of the Issuers and will rank equally in right of payment with all the Issuers’ other existing and future unsecured senior indebtedness, effectively junior in right of payment to their future secured indebtedness to the extent of the value of the assets securing that indebtedness and senior to any of their future subordinated indebtedness. The guarantees are unsecured obligations of the respective guarantors. The guarantees will rank equally in right of payment with all other existing and future unsecured senior indebtedness of the guarantors and will effectively rank junior to any future secured indebtedness of the guarantors to the extent of the value of the assets securing such indebtedness.

The terms of the Offering are described in a Prospectus dated September 14, 2026, as supplemented by a Prospectus Supplement dated September 22, 2026.

The foregoing descriptions of the Notes do not purport to be complete and are qualified in their entirety by reference to the full text of the First Supplemental Indenture (including the forms of the Notes), which is filed as Exhibit 4.2 to this Current Report on Form 8-K and incorporated herein by reference.

Additional Guarantor

On September 25, 2026, Sysco Corporation, Sysco Holdings Corporation (“Sysco Holdings”), the subsidiary guarantors party thereto, and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”) entered into a Fiftieth Supplemental Indenture (the “Guarantor Supplemental Indenture”), which amends and supplements the Indenture, dated as of June 15, 1995, as amended, among Sysco Corporation, the subsidiary guarantors party thereto, and the Trustee (and as further amended and supplemented from time to time, the “Existing Senior Notes Indenture”), pursuant to which Sysco Holdings guarantees the existing senior notes of Sysco Corporation governed by the Existing Senior Notes Indenture (the “Existing Notes”). Under the terms of the Guarantor Supplemental Indenture and the related guarantee, the guarantee of the Existing Notes will constitute a senior unsecured obligation of Sysco Holdings, ranking pari passu with all existing and future unsecured indebtedness of Sysco Holdings, including the Notes.

The foregoing description of the Guarantor Supplement Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the Guarantor Supplement Indenture, which is filed as Exhibit 4.3 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

4.1	Base Indenture, dated as of September 25, 2026, by and among the Issuers, the Guarantors and the Trustee.

4.2	First Supplemental Indenture, dated as of September 25, 2026, by and among the Issuers, the Guarantors and the Trustee relating to the 2030 Notes and the 2034 Notes (including the Form of 4.250% Senior Note and the Form of 4.800% Senior Note).

4.3	Fiftieth Supplemental Indenture, dated as of September 25, 2026, by and among Sysco Corporation, Sysco Holdings Corporation, the subsidiary guarantors party thereto, and U.S. Bank Trust Company, National Association.

5.1	Opinion of Paul, Weiss, Rifkind, Wharton & Garrison, LLP.

5.2	Opinion of Fraser Stryker PC LLO.

5.3	Opinion of Polsinelli PC.

5.4	Opinion of Pierce Atwood LLP.

23.1	Consent of Paul, Weiss, Rifkind, Wharton & Garrison, LLP (included in Exhibit 5.1 above).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sysco Corporation (Registrant)

	By:	/s/ Andrew Wurdack
Andrew Wurdack
Vice President, Securities and Corporate Governance & Assistant Secretary

Sysco Holdings Corporation (Registrant)

Date: September 25, 2026	By:	/s/ Andrew Wurdack
Andrew Wurdack
Secretary